SECURITY AGREEMENT                           2-56572
                                                                             #64


This Agreement made this 14 day of November, 1991, between 1375 Broadway (herein called "Bank") and Audits & Surveys, Inc. (Bank Designation)
                           (herein called "Borrower")

                    1. DEFINITIONS OF TERMS USED HEREIN. (a) "Borrower" includes all individuals executing this agreement as parties hereto and all members of a partnership when Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder. (b) "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of Borrower (including Borrower and any other person) to Bank. (c) "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract. (d) "Security interest" means a lien or other interest in Collateral which secures payment of a liability or performance of an obligation.
               (e) "Collateral" means the following described property in which the Bank has a security interest:

               All accounts receivable, whether now owned or hereafter existing, or now owned or hereafter acquired and wherever located, together with proceeds thereof.

COMPLETE           If the Collateral is crops  or  oil,   gas  or minerals to be
IF             extracted  or  timber  to be cut,  or if it is or is to  become a
APPLICABLE     fixture, describe the real estate and give the name of the record owner thereof.

                    2. SECURITY INTEREST. As security for the payment of all loans now or in the future made hereunder and all other liabilities of Borrower to Bank, Borrower hereby grants to Bank a security interest in the above described Collateral and all any proceeds arising therefrom and all and any products of the Collateral.

DELETE              The  proceeds  of the loan hereby  obtained by the  Borrower
IF NOT         will be used to purchase the Collateral.
APPLICABLE



                    Borrower is the sole lawful  owner of the  Collateral,  free and clear of any liens and encumbrances, and has the right and power to pledge, sell, assign and transfer absolute title thereto to Bank and that no financing statement covering the Collateral, other than the Bank's, is on file in any public office.

                    3. USE OF COLLATERAL.  Until  default,  Borrower may use the
               Collateral in any lawful manner. If the Collateral is or is about to become affixed


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               to realty,  Borrower will, at Bank's request,  furnish the Bank a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Bank's security interest in the Collateral. If the Collateral is or may become subject to a landlord's lien, the Borrower will at Bank's request, furnish the Bank with a landlord's waiver satisfactory in form to the Bank.

COMPLETE            If  goods,   the  Collateral   will  be  used  primarily  as
IF             __________________  (Equipment in business, Inventory for sale or
APPLICABLE     lease, Farming, Personal, Family or Household.)

                    4. INSURANCE.  Borrower will have and maintain  insurance on the Collateral until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft and collision, and those which the Bank may designate, such insurance to be payable to Bank and Borrower as their interests may appear; all policies shall provide for ten (10) days' written minimum cancellation notice to the Bank. Bank may act as attorney for Borrower in obtaining, adjusting, settling and canceling such insurance.

                    5. DEFAULT. Default shall exist hereunder (1) if the Borrower shall fail to pay any amount of the liabilities when due. (2) if the Borrower shall or shall attempt to (a) remove or allow removal of the Collateral from the county where the Borrower now resides. (b) sell, encumber or otherwise dispose of the Collateral or any interest therein. (c) conceal, hire out or let the Collateral. (d) misuse or abuse the Collateral, or (e) use or allow the use of the Collateral in connection with any undertaking prohibited by law. (3) if bankruptcy or insolvency proceedings shall be instituted by or against the Borrower, or
               (4) if the Collateral shall be attached, levied upon, seized in any legal proceedings, or held by virtue of any lien or distress, or (5) if the Borrower shall make any assignment for the benefit of creditors, or (6) if the Borrower shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, or (7) if the Borrower shall die, or (8) if the Bank with reasonable cause determines that its interest in the Collateral be in jeopardy, or (9) if Borrower should fail to keep the Collateral suitably insured. In the event of default or the breach of any undertaking of or conditions to be performed by the Borrower (1) all liabilities shall become immediately due and payable, and (2) the Borrower agrees upon demand to deliver the Collateral to the Bank, or the Bank may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein; and the Bank may make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, Bank may purchase the Collateral at such sale. The Bank provided it has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs incurred in the said taking and sale and also, all sums then owing by the Borrower, and any overplus of any such sale shall be paid to the Borrower.



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



                    6. GENERAL AGREEMENTS.  (a) Borrower agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement. (b) Borrower agrees to allow the Bank through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the Borrower's books and records relating to the Collateral. (c) Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use or operation or upon the proceeds thereof or upon this Agreement or upon any instrument or instruments evidencing the liabilities. (d) At its option, the Bank may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral and the Borrower agrees to reimburse the Bank on demand for any payment made or any expense incurred by the Bank pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expanded by the Bank in connection with this Agreement. (e) Borrower hereby authorizes the Bank to file the financing statement and any amendments thereto without the signature of Borrower. Such authorization is limited to the security interest granted by this Agreement. (f) The Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Bank, whether evidenced hereby or by any other Agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently.

                    7. EXECUTION BY BANK. This Agreement shall take effect immediately upon execution by the Borrower, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Bank is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Bank is required for purposes of such filing.


                                             -------------------------------
                                                        (Borrower)


                                          By--------------------------------







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









                               Borrower's Address

                         -------------------------------

                               (Number and Street)

                         -------------------------------

                              (City, County, State)


                 Places of business in counties other than above

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CHEMICAL BANK

- --------------------------------
(Bank Designation)


By:_____________________________
        (Name and Title)

Address_________________________
        (Number, Street, City)


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